Exhibit 10.3
LOAN AGREEMENT
          THIS LOAN AGREEMENT (this “Agreement”) is made as of this 15th day of June, 2007, by and between BRANCH BANKING AND TRUST COMPANY (the “Lender” or “Bank”), and CUISINE SOLUTIONS, INC., a Delaware corporation (the “Borrower”); witnesseth:
          The Borrower has applied to the Lender for a conditional line of credit loan in the maximum principal amount permitted to be outstanding at any one time of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), and the Lender is willing to accommodate the Borrower upon and subject to the terms, conditions, and provisions of this Agreement.
          NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:
          SECTION 1. Definitions
          All accounting terms not specifically defined herein shall have the meanings assigned to them as determined by generally acceptable accounting principles, consistently applied. Unless the context otherwise requires, when used herein, the following terms shall have the following meanings:
          1.1. “Advance” means the disbursement or advance of proceeds made by Lender on account of a Line of Credit Loan pursuant to or as authorized under the terms hereof, each such advance being call an “Advance” and, collectively, the “Advances.”
          1.2. “Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in the State of Maryland are authorized by law to close.
          1.3. “Committed Amount” means the amount of the Lender’s conditional commitment for Line of Credit Loans as set forth in Section 2.01 hereof.
          1.4. “Events of Default” means those events set forth in Section 6 hereof.
          1.5. “Expense Payment” means a payment advanced by the Lender pursuant to the provisions of Section 7.5 hereof, each such payment being called an “Expense Payment” and collectively the “Expense Payments.”
Loan No.

          1.6. “Liabilities” means the obligations of the Borrower to pay (a) the unpaid principal amount of the Note, plus all accrued and unpaid interest thereon, (b) all unpaid Expense Payments, (c) all unpaid Liquidation Costs, and (d) all other charges, interest and expenses chargeable by the Lender to the Borrower under this Agreement and the other Loan Documents.
          1.7. “Lien” means any mortgage, deed of trust, pledge, security interest, assignment, encumbrance, lien, or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.
          1.8. “Line of Credit” means the line of credit in the maximum principal amount permitted to be at any one time outstanding of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), to be established by the Lender in favor of the Borrower pursuant to the terms and conditions of this Agreement.
          1.9. “Line of Credit Loans” means the loans by the Lender to the Borrower pursuant to the provisions of Section 2.1 hereof, each such loan being called a “Line of Credit Loan” and, collectively, the “Line of Credit Loans.”
          1.10. “Liquidation Costs” means all reasonable expenses, charges, costs and fees (including, without limitation, reasonable attorneys’ fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) the collection or enforcement of any of the Liabilities and (b) the enforcement of any of the Loan Documents.
          1.11. “Loan Documents” means collectively the Note, each Letter of Credit Agreement executed by the Borrower, the Credit Line Deed of Trust and Security Agreement given by FOOD INVESTORS CORPORATION, a Delaware corporation, securing the Note, this Agreement, and any other letter of credit application and/or agreement, instrument, document, and agreement now and hereafter evidencing, securing, guarantying, indemnifying, and given by the Borrower in connection with the Line of Credit or any of the other Liabilities (including those documents set forth in Section 3 hereof) and any and all amendments thereto and modifications thereof.
          1.12. “Note” means that Deed of Trust Note (Secured Revolving Line of Credit) described in Section 2.4 hereof and any and all amendments thereto and modifications thereof.
          1.13. “Person” includes a corporation, an association, a partnership, an organization, a business, an individual, or a government or political subdivision thereof or governmental agency.

          1.14. “Taxes” means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed, or imposed on the Borrower or any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income, or profits, and all claims for sums which by law have or might become a lien or charge upon any of its properties or assets.
          SECTION 2. Line of Credit in Favor of the Borrower
          2.1. Advised Line of Credit Commitment; Fees. Subject to, and in accordance with the terms, conditions and provisions of this Agreement, the Lender agrees to make loans (singly a “Line of Credit Loan” and collectively, the “Line of Credit Loans”) from time to time to the Borrower from the date hereof until the earlier to occur of (a) the date which is thirty six (36) months following the date hereof, (the “Scheduled Maturity Date”) or (b) the date the Lender terminates the Line of Credit pursuant to the provisions of Section 7.1 hereof, in the aggregate principal amount at any one time outstanding up to but not exceeding the amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) (the “Committed Amount”). Within such limit, and subject to such additional restrictions as are set forth herein, the Borrower may borrow, repay, and re-borrow hereunder at any time and from time to time from the date of this Agreement until the earlier to occur of (a) the Scheduled Maturity Date, or (b) the date the Lender terminates the Line of Credit pursuant to the provisions of Section 7.1 hereof. Notwithstanding any provision herein to the contrary, availability in the amount of $750,000.00 shall be reserved in the Loan so long as the $750,000.00 letter of credit given for the benefit of Duke Shirley LLC is outstanding.
          2.2. Manner of Borrowing and Disbursement of Line of Credit Loans. Each Advance on account of a Line of Credit Loan shall be made by the Lender to the Borrower no more than on the fifth (5th) business day on which Lender actually receives written notice from the Borrower setting forth the amount of such Line of Credit Loan, provided, that, such written notice is actually received by Lender before 12:00 Noon Eastern Time (Standard or Daylight as then applicable) on such business day, or on such later date set forth in Borrower’s notice. Prior to making any advances hereunder, the Lender will require the Borrower to submit to the Lender for its approval, a written statement of the purpose of such advance, together with a statement of the contemplated source of repayment of the same. Notwithstanding any other provision contained herein or in the Note, the Lender reserves the right to deny funding for any such request in the exercise of its sole discretion. Each Advance on account of a Line of Credit Loan shall be credited to a banking account of the Borrower with the Lender or disbursed as otherwise instructed by Borrower in its notice requesting such Line of Credit Loan. With respect to the Line of Credit Loans and all matters and transactions in connection therewith, the Borrower hereby irrevocably authorizes the Lender to accept, rely upon, act upon, and comply with any written instructions, requests, confirmations, and orders from Borrower. The Borrower acknowledges that the transmission between the Borrower and the Lender of any such instructions, requests, confirmations, and orders involves the possibility of errors, omissions, mistakes, and discrepancies and agrees to adopt such internal measures and operational procedures to protect its interests. By reason thereof, the Borrower hereby assumes all risk of loss and responsibility for, releases, and discharges the Lender from any and all responsibility or liability for, and agrees to indemnify, reimburse on demand, and hold the Lender harmless from, any and all claims, actions, damages, losses, liability, and expenses by reason of, arising out of or in any way connected with or related to (a) the Lender’s accepting, relying and acting upon, complying with, or observing any such instructions, requests, confirmations, or orders, and (b) any such errors, omissions, mistakes, and discrepancies; provided, that, the foregoing release and indemnification shall not apply to matters attributable to Lender’s gross negligence or intentional willful misconduct.
          2.3. The Account. The Lender shall establish and maintain an account on the books of the Lender evidencing the indebtedness of the Borrower to the Lender under the provisions of this Agreement to which (a) the amount of each Line of Credit Loan made by the Lender shall be debited by recording therein on the date of each Line of Credit Loan a debit entry in the amount of the Line of Credit Loan, (b) each payment on a Line of Credit Loan made by the Borrower shall be credited by recording therein on the date received a credit entry in the amount of such payment, (c) all interest on the Line of Credit Loans not paid as and when due and payable shall be debited by recording therein on the date such interest becomes past due a debit entry in the amount of such interest, (d) all payments due on account of a letter of credit issued in accordance herewith not paid as and when due and payable shall be debited by recording therein on the date such payment becomes past due a debit entry in the amount of such payment, (e) all Expense Payments not paid as and when due and payable shall be debited by recording therein on the date such Expense Payment becomes due a debit entry in the amount of such Expense Payment, (f) all Liquidation Costs shall be debited by recording therein on the date incurred the amount of such Liquidation Costs, and (g) all other charges, interest, and expenses chargeable by the Lender to the Borrower under this Agreement not paid as and when due and payable shall be debited by recording therein on the date such charges, interest, and expenses become past due a debit entry in the amount of such charges, interest, and expenses. All credit entries to such account are conditional and shall be readjusted as of the date made if final payment is not received by the Lender in cash or solvent credits. The entries made by the Lender to such account shall constitute prima facie evidence of the existence and amounts of the Borrower’s indebtedness to the Lender under the provisions of this Agreement.
          2.4. Note. The Line of Credit shall be evidenced by and repaid in accordance with the terms of the Borrower’s Deed of Trust Note (Secured Revolving Line of Credit) to the Lender, in form and content satisfactory to the Lender, dated of even date herewith, duly executed by the Borrower, and in the face amount of the Committed Amount (together with all modifications, renewals and extensions thereof and substitutions and replacements therefor, the “Note”).
          SECTION 3. Conditions of Lending
          Conditions Precedent to the Line of Credit. The obligation of the Lender to establish the Line of Credit is subject to the following express conditions precedent:
          A. Loan Documents. The Borrower shall have delivered to the Lender the following:
          1. Note. The executed Note;
          2. Corporate Resolutions. The Certificate of Corporate Resolution for the Borrower, and the Pledge Resolution for FOOD INVESTORS CORPORATION, a Delaware corporation.
          3. Deed of Trust. . The Credit Line Deed of Trust and Security Agreement dated of even date herewith given by FOOD INVESTORS CORPORATION, a Delaware corporation, to secure the Note, and all modifications and amendments thereto.
          4. Security Agreement. The Security Agreement by and between the Borrower and the Lender dated of even date herewith, and all modifications and amendments thereto.
          5. Miscellaneous. Such other documents, instruments, opinions, and agreements as the Lender and its counsel may require in their discretion.
          B. Lender’s Counsel. All legal matters incident to this Agreement shall be satisfactory to counsel for the Lender, and the Borrower shall have reimbursed the Lender for the fees and expenses of Lender’s counsel in connection with the preparation of this Agreement and all matters incident thereto.

          SECTION 4. Representations and Warranties
          To induce the Lender to establish the Line of Credit hereunder, the Borrower hereby represents and warrants to the Lender:
          4.1. Binding Agreement. This Agreement constitutes, and the Note and the other Loan Documents constitute or will constitute, when issued and delivered, the valid and legally binding obligations of the Borrower enforceable in accordance with their respective terms.
          4.2. Litigation. Other than as disclosed to the Lender in writing, there is no claim, litigation or proceeding, or investigation pending, or, to the best of Borrower’s knowledge, threatened against Borrower, its properties or business, this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, before or by any court, tribunal, arbitrator, or governmental authority.
          4.3. No Conflicting Agreements. There are no provisions of any existing mortgage, deed of trust, indenture, contract, lease, or agreement binding on the Borrower or affecting its property which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Note, or the other Loan Documents. The execution, delivery, and performance of the Loan Documents will not result in the creation, imposition or acceleration of any indebtedness or any mortgage, pledge, lien, charge, reservation, covenant, restriction, security interest, or other encumbrance of any nature upon, or with respect to, Borrower or any of their properties.
          4.4. Financial Condition. The Borrower’s financial statements, copies of which have been furnished to the Lender, were prepared in accordance with generally accepted accounting principles consistently applied and are complete and correct and fairly and accurately present the financial condition of the Borrower as of their respective dates. There has been no change in the business, operations or condition (financial or otherwise) of the Borrower, or any other event, since the date of such financial statements which might adversely affect the ability of Borrower to perform or comply with all terms, conditions, and agreements to be performed or complied with by Borrower under this Agreement or under any of the other Loan Documents, or to perform the transactions contemplated hereby and thereby. No material additional liabilities have been incurred by the Borrower since the date of such financial statements other than the borrowing contemplated herein or as approved in writing by the Lender.
          4.5. Information. All statements made by Borrower or any person authorized to act on Borrower’s behalf and contained in any financial statement, application, schedule, report, certificate, opinion, or any other document given by the Borrower or any person authorized to act on Borrower’s behalf in connection with the Line of Credit or with any of the Loan Documents are in all material respects true and accurate, and the Borrower or such other person has not omitted to state any material fact or any fact necessary to make such information not misleading.
          4.6. Assets and Properties. The Borrower has good, valid and merchantable title to all of their assets and properties and, there are no Liens outstanding against any of these assets and properties which have a material adverse effect on Borrower’s financial condition, except as disclosed or reflected in Borrower’s financial statements submitted to the Lender prior to the date hereof.
          4.7. Taxes. Borrower has filed all tax returns and reports required by any governmental authority to be filed by Borrower, and such returns and reports are true and correct. All Taxes imposed upon the Borrower and their properties and income have been paid and discharged prior to the date when any interest or penalty would accrue for the nonpayment thereof except for those Taxes being contested in good faith and by appropriate proceedings by the Borrower.
          4.8. Licenses and Contracts. To the best of Borrower’s knowledge all franchises, licenses, permits, certificates, consents, approvals, authorizations, agreements, and contracts necessary to operate Borrower’s business as it currently is being operated have been obtained, are in effect, and are free from challenge.
          4.9. Margin Stock. The Borrower has no present intention of acquiring any “margin stock” within the meaning of Regulation G (12 C.F.R. 207) or within the meaning of Regulation U (12 C.F.R. 221) of the Board of Governors of the Federal Reserve System. None of the proceeds of the Line of Credit will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any margin stock or for any other purpose which might constitute the transactions contemplated hereby a “purpose credit” within the meaning of Regulation G or Regulation U, or cause this Agreement to violate Regulation G, U, T or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.
          4.10. Violation of Laws, etc. Neither the consummation by Borrower of the Line of Credit nor the use, directly or indirectly, of all or any portion of the proceeds of the Line of

Credit hereunder will, to the best of the Borrower’s knowledge, violate or result in a violation of any provision of any applicable statute, regulation or order of, or any restriction imposed by, the United States of America or by any authorized official, board, department, instrumentality, or agency thereof relating to the control of foreign or overseas lending or investment as applicable to Borrower.
          4.11. The proceeds of the Line of Credit shall be used solely for the carrying on of a business or commercial enterprise.
          4.12. No Default. No Event of Default (as defined in Section 6), and no event which with notice, lapse of time or other condition would constitute an Event of Default, has occurred.
          SECTION 5. Borrower’s Covenants
          Until payment in full of all of the Liabilities:
          5.1. Payment of Note. Borrower shall punctually pay the principal of and all interest due on the Note at the time and place and in the manner specified therein.
          5.2. Use of Line of Credit Proceeds. The Borrower will use the proceeds of the Line of Credit (i) only for business and for no other purposes, (ii) for Borrower’s operational expenses, and (iii) for the purchase of equipment or other fixed assets; provided, however, that any Line of Credit Loan in excess of $1,000,000.00 used for the purchase of fixed assets shall be refinanced or repaid in full within twelve (12) months of the date of such Line of Credit Loan.
          5.3. Financials. The Borrower will furnish to the Lender financial statements of the Borrower in accordance with the terms of the Note.
          5.4. Other Information. The Borrower will furnish to the Lender, promptly from time to time, such information concerning the operations, business, affairs, and financial condition of the Borrower as the Lender may reasonably request.
          5.5. Litigation. The Borrower will promptly notify the Lender of any litigation instituted or threatened against the Borrower and of the entry of any judgment or Lien against any of the Borrower’s assets or properties.
          5.6. Taxes. The Borrower will pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof, except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings and Borrower sets aside on its books adequate reserves therefor.
          5.7. Other Agreements. Borrower will not enter into any agreement or undertaking containing any provision which would be violated or breached by Borrower’s performance of its obligations under the Loan Documents.
          5.8. Representation and Warranties; Compliance. The representations and warranties made by Borrower in this Agreement shall be true and correct in all respects material to the financial condition of Borrower with the same force and effect as though such representations and warranties had been made on and as of the date of any loan advance hereunder (the “Borrowing Date”). All other representations and warranties made by Borrower in or in connection with this Agreement or any of the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct on and as of the Borrowing Date with the same force and effect as though such representations and warranties had been made on and as of the Borrowing Date. All of the agreements, terms, covenants, and conditions required by this Agreement to be complied with and performed prior to the Borrowing Date by Borrower shall have been complied with and performed. At Bank’s request, Borrower shall deliver a certificate dated the Borrowing Date executed by a duly authorized officer of Borrower certifying, in form and substance satisfactory to Bank, as to the foregoing matters.
          SECTION 6. Events of Default
          The occurrence of any one or more of the following events (the “Events of Default”) shall constitute an event of default hereunder:
          6.1. Failure to Pay Interest. If the Borrower shall fail to pay any interest on any of the Liabilities, including, without limitation, the Note and the Line of Credit, when and as due and payable, and such default shall continue for a period of ten (10) business days after written notice thereof from the Bank to the Borrower; or
          6.2. Failure to Pay Principal, etc. If the Borrower shall fail to pay the principal of any of the Liabilities, whether by demand under the Note or otherwise, including, without limitation, the Note and the Line of Credit, or any of the other Liabilities when and as due and payable, and such default shall continue for a period of ten (10) business days after written notice thereof from the Bank to the Borrower; or
          6.3. Terms, Conditions, and Covenants of This Agreement. If the Borrower shall fail to duly perform, comply with, or observe any of the other terms, conditions, or covenants contained in this Agreement (other than a specific default under any subsection of this Article 6), and such default shall continue for a period of thirty (30) days after written notice thereof from the Bank to the Borrower; or
     6.4. Representations and Warranties. If any representation and warranty or any statement or representation made in any report, opinion, schedule, officer’s certificate, or other certificate or any other information given by the Borrower or furnished in connection with the Line of Credit shall prove to be false or incorrect in any material respect on the date as of which made; or
     6.5. Default under Loan Documents. If an event of default (as described or defined therein) shall occur or exist under the provisions of any of the other Loan Documents; or
     6.6. Default under Other Obligations. If any obligation of the Borrower (other than the Liabilities) for the payment of borrowed money to the Lender, becomes or is declared to be due and payable prior to the expressed maturity thereof and the time of payment is not extended by the Lender; or
     6.7. Judgment against Borrower. If any judgment against the Borrower or any attachment or other levy against the property of the Borrower with respect to a claim remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days; or
     6.8. Bankruptcy, Insolvency, etc. If the Borrower becomes insolvent or generally does not pay its debts as they become due, or if a petition for relief in a bankruptcy court is filed by the Borrower, or if the Borrower applies for, consents to, or acquiesces in the appointment of a trustee, custodian, or receiver for the Borrower or any of its assets and property, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent, or acquiescence, a trustee, custodian, or receiver is appointed for the Borrower or for a substantial part of the assets and property of the Borrower and is not discharged within thirty (30) days; or if any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy, insolvency, or similar law or any dissolution or liquidation proceeding is instituted against the Borrower, and the same is not discharged within ninety (90) days; or

     SECTION 7. Rights and Remedies
     The occurrence or non-occurrence of an Event of Default under this Agreement shall in no way affect or condition the right of the Lender to demand payment at any time of any of the Liabilities which are payable on demand regardless of whether or not such an Event of Default has occurred. If any one or more Events of Default shall occur, then in each and every such case, the Lender at its option may at any time thereafter exercise and/or enforce any or all of the following rights and remedies:
     7.1. Commitment. Terminate its commitment to make Line of Credit Loans.
     7.2. Acceleration. Declare without notice to the Borrower all of the Liabilities to be immediately due and payable, whereupon the same shall become due and payable, together with accrued and unpaid interest thereon, without presentment, demand, protest, or notice, all of which the Borrower hereby expressly waives.
     7.3. Exercise of Rights and Remedies. Exercise any rights and remedies available to the Lender under this Agreement, the Note, the other Loan Documents, and under applicable laws.
     7.4. Liquidation Costs. The Borrower shall reimburse and pay to the Lender upon demand all costs and expenses (the “Liquidation Costs”), including, without limitation, reasonable attorneys’ fees and expenses, advanced, incurred by, or on behalf of the Lender in collecting and enforcing the Liabilities and/or the Loan Documents. All Liquidation Costs shall bear interest payable by the Borrower to the Lender upon demand from the date advanced or incurred until paid in full at a per annum rate of interest equal at all times to the then highest rate of interest charged on the principal of any of the Liabilities, plus two percent (2%) per annum.
     7.5. Expense Payments. If the Borrower shall fail to make any payment or otherwise fail to perform, observe, or comply with any of the conditions, covenants, terms, stipulations, or agreements contained herein, or in any of the Loan Documents, the Lender without notice to or demand upon the Borrower and without waiving or releasing any obligation or Event of Default may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, and may enter upon any premises of the Borrower for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose. All sums so paid or advanced by the Lender (the “Expense Payments”), together with interest thereon from the date paid, advanced, or incurred until repaid in full at a per annum rate of interest equal at all times to the then highest rate of interest charged on the principal of any of the Liabilities, plus two percent (2%) per annum, shall be paid by the Borrower to the Lender upon demand by the Lender.
     7.6. Remedies, etc. Cumulative. Each right, power, and remedy of the Lender as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No notice to or demand on Borrower in any case shall entitle Borrower to any other notice or demand in similar or other circumstances.
     7.7. Letters of Credit. If the Borrower shall fail to make any payment or otherwise fail to perform, observe, or comply with any of the conditions, covenants, terms, stipulations, or agreements contained herein, or in any of the documents evidencing the Obligations, the Lender may, at its option, advance from the undisbursed portion of the Line of Credit, an amount equal to the then potential unfunded obligations of the Lender under any letters of credit now or hereafter issued by the Lender for the account of the Borrower. Any Advance made pursuant hereto shall be (i) deemed to be an Advance and, therefore, evidenced by the Note (or the note executed in connection with the issuance of the letter of credit), and (ii) made without notice to, application for or request by the Borrower. The Lender is irrevocably authorized by the Borrower to make advances in accordance with this subparagraph. The proceeds of any Advance made pursuant hereto shall be deposited by the Lender in a deposit account maintained by the Lender as collateral (hereby assigned), for all the obligations (whether contingent or otherwise) of the Borrower to the Lender with respect to any Application and Agreement for Irrevocable Standby Letter of Credit or other document evidencing such letters of credit. Upon the presentation of any letter of credit posted by the Lender for the account of the Borrower, the Lender shall endeavor to give Borrower prompt notice of the same, but the failure to do so shall not limit Bank’s obligations under said letters of credit.
     7.8. No Waiver, etc. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or of any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under the Note or under any of the other Loan Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under the Note or under any of the other Loan Documents or to declare an Event of Default for failure to effect such prompt payment of any such other amount.
     SECTION 8. Miscellaneous
     8.1. Survival. All covenants, agreements, representations, and warranties made herein and in any other instruments or documents delivered pursuant hereto shall survive the execution and delivery of the Note and other Loan Documents and the making of all advances and extensions of credits thereunder, and shall continue in full force and effect so long as any of the Liabilities are outstanding and unpaid.
     8.2. Notices. All notices, demands, requests, consents, or approvals required under this Agreement to be in writing shall be deemed to have been properly given if and when mailed by first class certified mail, return receipt requested, postage prepaid, if to the Lender at 1717 King Street, Alexandria, Virginia 22314, and if to the Borrower at 85 South Bragg Street, Suite 600, Alexandria, Virginia 22312, or at such other address as the Borrower or the Lender shall have furnished to the other by notice in writing.
     8.3. Change, etc. Neither this Agreement nor any term, condition, representation, warranty, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing by the party against whom such change, waiver, discharge, or termination is sought. Any waiver shall be limited solely to those rights or conditions expressly waived.
     8.4. Governing Law. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.
     8.5. Terms Binding. All of the terms, conditions, stipulations, warranties, representations, and covenants of this Agreement shall apply to and be binding upon, and shall inure to the benefit of, the Borrower and the Lender and each of their respective heirs, personal representatives, successors, and assigns.
     8.6. Gender, etc. Whenever used herein, the singular number shall include the plural, the plural (e.g. the “Borrower”)

the singular (e.g. each of them), and the use of the masculine, feminine, or neuter gender shall include all genders.
     8.7. Headings. The section and subsection headings in this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof.
     8.8. Counterparts. To facilitate execution, this Agreement and any of the other Loan Documents may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement or any other Loan Document to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.
     8.9. Consent to Jurisdiction; Service of Process. The Borrower hereby agrees and consents that any action or proceeding arising out of or brought to enforce the provisions of this Agreement may be brought in any appropriate court in the State of Virginia or in any other court having jurisdiction over the subject matter, all at the sole election of the Lender, and by the execution of this Agreement the Borrower irrevocably consents to the jurisdiction of each such court. The Borrower hereby irrevocably appoints Ronald R. Zilkowski its respective agent to accept service of process for it and on its behalf in any proceeding brought pursuant to the provisions of this subsection and to receive any notices required pursuant to or by the terms of this Agreement.
     8.10. Further Assurances and Corrective Instruments. The Borrower agrees that it will, from time to time, take such further actions and execute and deliver, or cause to be executed and delivered, such further instruments as may reasonably be required for carrying out the intention of, or facilitating the performance of, this Agreement and the other Loan Documents, whether before, at or after the closing of the transactions contemplated hereby and thereby or the occurrence of an Event of Default hereunder.
     8.11. Setoff. In addition to any rights or remedies of Bank provided by law, upon the occurrence of any Event of Default hereunder, Bank is hereby irrevocably authorized, at any time or times without prior notice to Borrower, to set off, appropriate, and apply any and all deposits, credits, indebtedness or claims at any time held or owing by Bank to or for the credit or the account of Borrower (or any one of them), in such amounts as Bank may elect, against and on account of the Liabilities of Borrower to Bank hereunder or under any of the other Loan Documents, whether or not Bank has made any demand for payment, and although such obligations and liabilities may be contingent or unmatured.
     8.12. Payments. If any payment or performance of the Note or of any of the other obligations under this Agreement or any of the other Loan Documents becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at the then applicable rate during such extension.
     8.13. Estoppel Certificate. The Borrower will, upon not less than ten (10) days’ request by the Lender or any other party to this transaction, execute, acknowledge, and deliver to such person a statement in writing, certifying (a) that this Agreement is unmodified and in full force and effect and the payments required by this Agreement to be paid by the Borrower have been paid, and (b) the then unpaid principal balance of the Note; and stating whether or not to the knowledge of the signer of such certificate any party to any of the Loan Documents is in default in the performance of any covenant, agreement, or condition contained therein and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this section may be relied upon by the Lender and the other parties to this transaction.
     8.14. Prior Agreements Cancelled. Except for (a) the other Loan Documents, or (b) any other document or agreement to the extent specifically provided therein, (i) this Agreement shall completely and fully supersede all other prior agreements, both written and oral, by and among the Borrower, the Lender, and the other parties to this transaction (and any prior agreements by and between any two or more of the foregoing), and (ii) none of the parties to this Agreement shall hereafter have any rights thereunder, but shall look solely to this Agreement and the other Loan Documents for definitions and determination of all of their respective rights, obligations, and responsibilities relating to the Liabilities.
     8.15. Illegality. If fulfillment of any provision hereof or any transaction relate hereto or to the other Loan Documents at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; provided, however, that, if any such provision pertains to the repayment of the Liabilities, the occurrence of any such invalidity shall constitute an Event of Default.
     8.16. Waiver of Jury Trial. Each of the undersigned hereunder hereby (i) covenants and agrees not to elect a trial by jury of any issue triable of right by a jury, and (ii) waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by each of the undersigned hereunder, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. The Lender is hereby authorized and requested to submit this agreement to any court having jurisdiction over the subject matter and the parties hereto, so as to serve as conclusive evidence of the undersigned’s herein contained waiver of the right to jury trial. Further, the Borrower hereby certifies that no representative or agent of the Lender (including the Lender’s counsel) has represented, expressly or otherwise, to the Borrower that the Lender will not seek to enforce this waiver of right to jury trial provision.
     8.17. Relationship of the Parties. This Agreement provides for the making of loans (issuance of letters of credit, if applicable) by Lender, in its capacity as a lender, to the Borrower, in the capacity as a borrower, and for the payment of interest and repayment of principal by the Borrower to Lender. The relationship between Lender and the Borrower is limited to that of creditor on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants, delivery of financial statements, are intended solely for the benefit of Lender to protect its interests as lender in assuring payments of interest and repayment of principal, and nothing contained in this Agreement shall be construed as permitting or obligating Lender to act as a financial or business advisor or consultant to Borrower, as permitting or obligating the Lender to control Borrower or to conduct Borrower’s operations, as creating any fiduciary obligation on the part of Lender to Borrower, or as creating any joint venture, agency, or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Borrower acknowledges that they have had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision in Section 8.16 for waiver of trial by jury. The Borrower further acknowledges that they are experienced with respect to financial and credit matters and has made its own independent decision to apply to Lender for credit and to execute and deliver this Agreement.

     8.18. No Warranty by Lender. By accepting or approving anything required to be observed, performed or fulfilled by the Borrower or to be given to Lender pursuant to this Loan Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, survey, receipt, appraisal or insurance policy, the Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Lender.
     8.19 Reserved.
     8.20. Liability of Lender. The Lender shall not be liable for any act or omission by it pursuant to the provisions of this Loan Agreement in the absence of fraud, gross negligence, or intentional willful misconduct. The Lender shall incur no liability to the Borrower in connection with the acts or omissions of the Lender in reliance upon any certificate or other paper believed by the Lender to be genuine or with respect to any other thing which the Lender may do or refrain from doing, unless such act or omission amounts to fraud, gross negligence, or intentional willful misconduct.
     8.21. Assignment. This Agreement and the other Loan Documents may not be assigned, in whole or in part, by the Borrower without the prior written consent of the Lender.

CUISINE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Stanislas Vilgrain		[SEAL]
Stanislas Vilgrain,
President

By:	/s/ Ronald Zilkowski		[SEAL]
Ronald Zilkowski,
Treasurer

BRANCH BANKING AND TRUST COMPANY
By:	/s/ Henry Abott		[SEAL]
	Name:	Henry Abott
	Title:	AVP